UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2021

AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	76-0753089
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738
                (Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	ACC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on April 28, 2021, there were 137,865,792 common shares entitled to be voted, as well as 1,218,480 unvested restricted stock awards entitled to be voted by employees; 123,310,401 shares were voted in person or by proxy. The shareholders voted on the following matters at the Annual Meeting:
1.Election of ten director nominees to hold office for a one-year term;
2.Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2021; and
3.On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement.
The results of the stockholder votes are set forth below:

Board of Directors

	Affirmative	Negative	Abstentions
William C. Bayless, Jr.	119,140,514	282,528	82,858
Herman E. Bulls	118,803,638	621,088	81,174
G. Steven Dawson	111,222,516	8,204,065	79,319
Cydney C. Donnell	111,193,656	8,109,126	203,118
Mary C. Egan	119,142,921	282,289	80,690
Alison M. Hill	119,146,740	281,715	77,445
Craig A. Leupold	119,134,623	289,609	81,668
Oliver Luck	118,367,930	1,056,301	81,669
C. Patrick Oles, Jr.	119,131,592	292,922	81,386
John T. Rippel	119,133,084	291,045	81,771

There were 3,804,501 broker non-votes with respect to the election of directors.

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions
122,100,938	1,123,766	85,697

Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
109,874,472	9,247,377	384,051	3,804,501

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Title
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE(S)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAMPUS COMMUNITIES, INC.

Dated:	May 4, 2021	By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer